Investor Presentation February 2013 Exhibit 99.1

Forward Looking Statements | Disclaimer
Bright Horizons Presentation
Certain information contained in this presentation constitutes forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation
Reform Act of 1995. Information regarding future economic performance, financial condition, prospects, growth, strategies, and expectations and objectives of management are all likely to include forward-looking statements.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and generally contain words such as "believes," "expects," "may," "will," "should," "seeks," “projects,” "approximately," "intends,"
"plans," "estimates" or "anticipates" or similar expressions. Our forward-looking statements are subject to risks and uncertainties, which may cause actual results to differ materially from those projected or implied by the forward-looking statement.
Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-
looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Bright Horizons
Child Care and Early Education

Back-Up Care Advantage
A Bright Horizons Solution at Work

College Coach.
A Bright Horizons Solution at Work

EdAssist
SMARTER EDUCATION MANAGEMENT
A Bright Horizons Solution at Work

Bright Horizons at a Glance
Educational
Advisory Services
(2% of Sales)
Back-Up Care
(12% of Sales)
Full-Service Centers
(86% of Sales)
Bright Horizons Presentation
$1,046m in sales
$171m in Adjusted EBITDA
16% Adjusted EBITDA Margin
776 centers with capacity for 87,700 children
10+ years of sales growth and margin expansion
Long-term contracts with blue chip corporate
clients who co-fund capital investment
97% employer-sponsored center client retention
5x more employer-sponsored centers in the U.S.
than next competitor
Growing international presence
Key Figures (Q3 2012 LTM) Highlights
Note:  See appendix for reconciliation of Adjusted EBITDA

4
Diversified Portfolio of Opportunity
Bright Horizons Presentation
International Expansion
(LTM 9/30/12 Revenue)
Fast Growing New Services
(LTM 9/30/12 Revenue)
Diversified End Market
(Q3 2012 U.S. Centers)
Europe
15%
North America
85%
Back-Up Care,
College Coach, EdAssist
14%
Center
Based Full-
Service Child
Care 86%
Financial
Services
15%
Technology
5%
Professional
Services and Other
7.5%
Consumer
7.5%
Industrial /
Manufacturing
2.5%
Healthcare
and
Pharmaceuticals
17.5%
Lease / Consortium
30%
Gov’t and
Education
15%
The Company’s largest client
contributes <3% of total revenues,
and the top 10 clients represent
<13% of total revenues
Bright Horizons is well diversified
across a broad array of client
industries
Launched network based back-up
care (BUCA) in 2007
Acquired College Coach in 2006
and launched EdAssist in 2010
776 child care centers
Expanded to UK and Ireland in
2000
Expanded to Netherlands and
India in 2011
Total: $1,046m Total: $1,046m Total: 776 Centers

Employer-Sponsored Childcare and Services is a Large
Market Supported by Secular Growth Trends
Bright Horizons Presentation
Increasing Workforce Participation by
Women and Two Working Parent Families
Greater Demand for High-Quality Center-
Based Care and Early Education
Recognized Return on Investment to
Employer Sponsors
Growing Global Demand for Child Care and
Early Education Services
Families in the United States spent ~$43
billion on licensed group child care in 2007
Center-based market is highly fragmented –
top 10 providers comprise <10% of the
market
Strong secular trends driving increasing
prevalence of center-based providers
Bright Horizons is a pioneer in employer
sponsored child care - one of the first to
market a shared economic model
Key Driver s Our Market
Drives
And
Resulting in
— 64% of mothers with children under 6
participate in workforce
— 90% of center-based providers operate <10
centers

Revenues ($ in millions)
$346
$408
$473
$552
$625
$698
$775
$814
$852
$878
$974
$1,046
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 LTM

Adjusted EBITDA ($ in millions)
Adjusted EBITDA Margin (%)
8.7% 8.8% 9.7% 10.7% 12.0% 13.5% 13.9% 14.0% 14.9% 15.1% 15.3% 16.4%
$30
$36
$46
$59
$75
$94
$108
$114
$127
$132
$149
$171
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 LTM

Bright Horizons Has Delivered 10+ Years of Uninterrupted
Sales Growth and Margin Expansion
Bright Horizons Presentation
Revenue Growth Adjusted EBITDA Growth
Note:  See appendix for reconciliation of Adjusted EBITDA
1 y/y% growth rates for the LTM period calculated as year-over-year growth from LTM-9/30/2011 to LTM-9/30/2012; LTM-9/30/2011 Sales and Adjusted EBITDA of $947.6m and $144.6m, respectively.
y/y % 25% 20% 28% 28% 27% 25% 15% 6% 11% 4% 13%
18%¹
y/y% 19% 18% 16% 17% 13% 12% 11% 5% 5% 3% 11%
10%¹

$852
$1,046
23% Increase
2009
LTM 9/30/12

14.9% Margin
16.4% Margin
$127
$171
35% Increase
2009
LTM 9/30/12

Note:  See appendix for reconciliation of Adjusted EBITDA
Significant Growth and Investment in Recent Years
Bright Horizons  Presentation
Sustained growth through challenging economic
conditions
Expanded international footprint: a market leader
in the UK with established presence in
Netherlands and India
Rapidly grew back-up dependent care and
launched new educational advisory services in
the U.S.
Expanded salesforce with specific focus on
cross-selling opportunities to employer clients
Invested in new technologies to better support
service offerings
Expanded marketing efforts with focus on
maximizing occupancy
Select Investment Initiatives Revenue ($ in millions)
Adjusted EBITDA ($ in millions)

Key Performance Drivers
Bright Horizons Presentation
Client Funding for New Centers Drives Attractive ROI Model for Bright Horizons
Stable and Growing Core Business With High Degree of Visibility on Near Term
Growth
Multiple and Diversified Drivers Expected to Continue to Deliver Strong Revenue
Growth and Financial Performance
Pricing Power and Operating Leverage Drive Margin Growth
2
3
4
5
Market Leading Provider with Significant Scale in Employer-Sponsored Child Care
1

Chevron
Johnson & Johnson
CISCO
Duke University
AMGEN
Starbucks Coffee
The Home Depot
BARCLAYS
JPMorgan Chase & Co.

naeyc Accreditation
Bright Horizons University
The World at Their Fingertips

GREAT PLACE TO WORK BEST WORKPLACES UNITED KINGDOM 2011
FORTUNE 100 BEST COMPANIES TO WORK FOR
GREAT PLACE TO WORK INSTITUTE IRELAND BEST workplaces in Ireland
GREAT PLACE TO WORK

Bright Horizons Has Significant Scale and Capabilities
Leading Position With Consistent Quality Built Over 25 Years
Market Leading Provider with Significant Scale in Employer-Sponsored Child Care
Partner of
Choice
Provider of
Choice
Employer
of Choice
More than 850 client relationships
Includes more than 130 Fortune 500 companies
776 centers with capacity for 87,700 children
Multi-year contracts with employer-sponsors
Steady, long-term client relationships with 97% client retention rate for employer-sponsored centers
#1 provider of for-profit employer-sponsored child care in North America
Meet or exceed applicable accreditation standards in all
key markets
70% of eligible centers NAEYC accredited
95+% parent and employer satisfaction rating
1
Named one of Fortune Magazine’s “100 Best
Places to Work in America”
Bright Horizons University provides nationally
recognized credentials
Low attrition rate
1
1
2
3
1 Satisfaction rating represents respondents to our employer and parent satisfaction survey over each of the past 5 years.

Duke
UNIVERSITY

CISCO

Bank of America
Merrill Lynch

citi

JOHNS HOPKINS
UNIVERSITY

FDIC

EMC²
where information lives

BARCLAYS

BOEING

JPMorganChase

RBS Group

THE GEORGE WASHINGTON UNIVERSITY
WASHINGTON DC

THE HOME DEPOT

TOYOTA

Johnson & Johnson

STAPLES

AMGEN

Bristol-Myers Squibb

bp

Timberland

Chevron

Pfizer

Newell Rubbermaid

>850 client relationships, 97% client retention rate for
employer-sponsored centers
Partner of Choice for Many Blue Chip Clients
#1 Provider of For-Profit Employer Sponsored Child Care in North America
Market Leading Provider with Significant Scale in Employer-Sponsored Child Care
1

Key Performance Drivers
Bright Horizons Presentation
Market Leading Provider with Significant Scale in Employer-Sponsored Child Care
Client Funding for New Centers Drives Attractive ROI Model for Bright Horizons
Stable and Growing Core Business With High Degree of Visibility on Near Term
Growth
Multiple and Diversified Drivers Expected to Continue to Deliver Strong Revenue
Growth and Financial Performance
Pricing Power and Operating Leverage Drive Margin Growth
1
2
3
4
5

Characteristics of the Employer Sponsorship Model
Client Funding for New Centers Drives Attractive ROI Model for Bright Horizons
Work-site locations / built-in enrollment
partner
Industry leading teacher compensation and
benefits
More intensive ratios
Higher quality facilities
NAEYC accreditation
Parent and family partnership
High Quality
Strong, Stable Model
Employer / Developer Sponsorship and
Capital Investment
Sponsor ROI driven through retention,
recruitment, productivity, and employee
engagement levels
Long-term contracts
Stable and recurring revenue stream
Predictable earnings model
Limited capital investment (employer
funding)
Strong and predictable cash generation
2

Client Funding Drives High Return on Investment
Operating Models Offer Attractive Returns on Investment
2
Employer Client Co-funds Capital Expenditures for New Centers and
Sponsors Employees’ Use of Bright Horizons’ Services
($ in ‘000s) Cost Plus Single Sponsor Consortium Lease
% of Total Centers 30% 30% 40%
Revenue / Center (U.S.) $1,600 $1,300 $1,400
Revenue / Center (Europe) $750 $650 $1,000
Gross Margin 15-20% 17-25% 20-25%
Average ROI to Company 100%+ 75%+ 25%+
Contract Term 3-5y 3-10y 10-15y
Client Funding for New Centers Drives Attractive ROI Model for Bright Horizons

Key Performance Drivers
Bright Horizons Presentation
Market Leading Provider with Significant Scale in Employer-Sponsored Child Care
Client Funding for New Centers Drives Attractive ROI Model for Bright Horizons
Stable and Growing Core Business With High Degree of Visibility on Near Term
Growth
Multiple and Diversified Drivers Expected to Continue to Deliver Strong Revenue
Growth and Financial Performance
Pricing Power and Operating Leverage Drive Consistent Margin Growth
1
2
3
4
5

“Sticky” Relationships Create Stable Base Business
Growing Established Base of Core Centers
Stable and Growing Core Business With High Degree of Visibility on Near Term Growth
Visibility in
Full-Service
Business
Employer
Sponsorship
Established
Competitive
Advantages
Cost-Plus contracts with defined management fee income not directly driven by enrollment
Long-Term contracts for P+L centers
Annual price increases typically specified in contracts
Predictable tenure of children in centers as they “age up”
Development Pipeline of 12 – 36 months
Employer funding or co-funding center development costs and maintenance
Employer agrees to market service to employees and subsidizes their use
Childcare is a “sticky” benefit that is difficult to take away even in a downturn
Strong cash flow generation
Long-term established track-record of quality care makes BH the natural choice
97% client retention rate for employer-sponsored centers
Difficult for smaller scale competitors to replicate consistent service quality
No other competitor with matching suite of services
3

Virtuous Circle Sustains Market Leading Position
Building and Maintaining Strong Client Relationships with Employers
Stable and Growing Core Business With High Degree of Visibility on Near Term Growth
3
Reinforce #1
leadership
position
6
Reinvestment
in new center
growth
5
Ability to drive
pricing and
unit
economics
4
Sticky
benefit
with high
switching
costs
3
Clients
co-fund capex
and enter
long-term
contracts
2
Provider of
choice to
diverse
corporate
client base
1
Very
few direct
alternatives
7
Bright Horizons
1
– 585
Knowledge Learning – 107 (CCLC)
Children’s Choice – 47
Hildebrandt Learning Centers – 41
EduKids – 12
Top 5 U.S. Employer-Sponsor
Providers
(By Total # of Centers)
Bright Horizons has 5x more employer-sponsored centers in the U.S. than next competitor
Source:  Child Care Exchange, 2012 For Profit Child Care Status Report
1 585 Bright Horizons centers represents total employer-sponsored centers for comparability, Bright Horizons’ currently operates 776 total centers.

Key Performance Drivers
Bright Horizons  Presentation
Market Leading Provider with Significant Scale in Employer-Sponsored Child Care
Client Funding for New Centers Drives Attractive ROI Model for Bright Horizons
Stable and Growing Core Business With High Degree of Visibility on Near Term
Growth
Multiple and Diversified Drivers Expected to Continue to Deliver Strong Revenue
Growth and Financial Performance
Pricing Power and Operating Leverage Drive Margin Growth

Business Model Operating Leverage Has Delivered
Consistent Adjusted EBITDA and Margin Growth
Pricing Power and Operating Leverage Drive Margin Growth
4
Adjusted EBITDA
CAGR: 17%
766 bps Adjusted
EBITDA Margin
Expansion
Total Net Sales
CAGR: 11%
Increase in Bright Horizons Revenue, Adjusted EBITDA and Annual Adjusted EBITDA Margin
Note:  See appendix for reconciliation of Adjusted EBITDA
Various Drivers of Operating Leverage
Tuition rate increases
Efficient labor and other cost management
Enrollment growth in ramping and mature P+L centers
Contributions from higher margin services
Acquisitions / transitions / mix of new centers
Scale and expand European operations
Overhead Leverage
8.7%
8.8%
9.7%
10.7%
12.0%
13.5%
13.9%
14.0%
14.9%
15.1%
15.3%
16.4%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 LTM - 9/30

Sources of Operating Leverage
Drivers of Margin Expansion
Pricing Power and Operating Leverage Drive Margin Growth
4
Gross Margin Profile
Full-Service Center-Based Care 15 - 25%
Back-Up Dependent Care 30 - 40%
Educational Advisory Services 35 - 45%
Illustrative Tuition by Age Group
Ability to Increase Price in Excess of Wage Inflation
To the individual parent, the cost per child
declines each year as their child gets older
Price increases are consistently applied for
each age bracket
Typically, core center tuition increases
average approximately 3-4% annually
Growth in Higher Margin Services
2009 – LTM 9/30/2012 Sales CAGR
100%
85%
75%
65%
Infants Toddler / Twos Pre School Kindergarten
6.8%
13.0%
32.9%
Full-Service Center-
Based Care
Back-Up
Dependent Care
Educational
Advisory Services

Key Performance Drivers
Bright Horizons  Presentation
Market Leading Provider with Significant Scale in Employer-Sponsored Child Care
Client Funding for New Centers Drives Attractive ROI Model for Bright Horizons
Stable and Growing Core Business With High Degree of Visibility on Near Term
Growth
Pricing Power and Operating Leverage Drive Margin Growth
1
2
3
4
Multiple and Diversified Drivers Expected to Continue to Deliver Strong Revenue
Growth and Financial Performance

Multiple Drivers of Organic Growth
Multiple and Diversified Drivers Expected to Continue to Deliver Strong Revenue Growth and Financial Performance
New Client Relationships
Cross-Selling /
Existing Clients
Select New Consortium /
Lease Locations
Opportunity exists within
every industry sector
Target Group:
Addressable market of
~15,000 employers with
>1,000 employees in the
U.S. and U.K.
Dedicated sales force
supported by Horizons
Workforce Consulting
Selling both direct and
through channel partners
850 existing clients; 130
Fortune 500 / Leading
Hospitals / Universities
Today, only 15% of existing
clients buy >1 service
We operate >200 centers
for 50 multi-site center
clients with additional
capacity
Track record of 6-12 new
locations per year
Focus on urban or
surrounding markets
Identified 100+ suitable
locations across U.S.,
U.K. and the Netherlands
5
Significant opportunity to
add additional centers with
these existing clients
Note:  As of 9/30/2012
Higher demand and
more supportive
income demographics

Significant Whitespace for International Expansion
5
Significant International Opportunity for Bright Horizons
Note: As of 30-September-2012
Europe / India
Centers:  177
Capacity:  12,200
Entered market in:
2011 2000 2000 2011 1986 2001
North America
Centers:  599
Capacity:  75,500
Multiple and Diversified Drivers Expected to Continue to Deliver Strong Revenue Growth and Financial Performance

Center Growth from New Developments and M&A
5
Since 2001, 55% of Annual New Center Openings Have Been Organic
Track Record of Executing and Integrating Acquisitions – Average of 24 Centers Acquired Annually Since 2001
2001
1 single-site and 1
multi-site
2002
2 multi-sites and 2
single-sites
2003
3 single-sites and 2
multi-sites
2004
2 multi-sites, 2 U.S.
single-sites
2005
1 multi-site
1 single-site Children
First, Inc.
2006
College Coach
7 U.S., 1 UK single-site
and 2 multi-sites
2007
1 U.S. single site
and 3 UK single sites
2008
Work Options Group
3 U.S. single sites
2009
Teddies (UK 32 sites)
2 U.S. single sites
2010
2 U.S. single sites,
1 UK single site
2011
1 multi; 2 single sites
Stake in Kindergarden
NL (20 sites)
2012
27 Casterbridge
Nurseries (UK)
56
87
60 60
72
49
39
38
57
31
64
48
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 9/30/2012
Multiple and Diversified Drivers Expected to Continue to Deliver Strong Revenue Growth and Financial Performance

Strong Financial Performance through 9/30/12
Bright Horizons Presentation
Q1 – Q3 2011 Q1 – Q3 2012 % Change
Full-Service Center-Based Care
$ 630.6 $ 689.7 9.4%
Back-Up Dependent Care Services
83.7 94.8 13.2%
Other Educational Advisory Service 10.5 13.1 24.6%
Total Revenue $ 724.8 $ 797.5 +10.0%
Gross Profit
$ 153.8 $ 182.7 +18.8%
% Margin
21.2% 22.9% -
Adj. EBITDA $ 109.7 $ 132.4 +20.7%
% Margin
15.1% 16.6% -
Note:  See appendix for reconciliation of Adjusted EBITDA

Rapid Deleveraging Since Buyout in 2008
Bright Horizons Presentation
Significant Reduction in Total Debt / Adj. EBITDA Driven by Adj. EBITDA Growth
$127 $132 $149 $171
$833 $828 $825 $790
Adj. EBITDA
Total Debt
$69 $102 $154 $147 Unlevered Free Cash Flow
Completed refinancing Jan 2013:
New $790mm Term Loan B
Interest Rate: L + 300bps with 1% floor
6.6 x
6.3 x
5.6 x
4.6 x
2008 2009 2010 2011 LTM 9/30
Note:  Unlevered Free Cash Flow is defined as Adjusted EBITDA - Cash Taxes - Purchases of Fixed Assets +/- change in Net Working Capital.  See appendix for reconciliation of Adjusted EBITDA

LTM - 9/2012
Actual
From
Refinancing
LTM - 9/2012 Pro
Forma
Income from operations $ 90.3
Net interest expense and other (80.7) 45.3 (35.4)
(Loss) income before income taxes $ 9.6 $ 45.3 $ 54.9
Income tax expense (1.4) (18.1) (19.5)
Effective Tax Rate 15% 36%
Net income $ 8.2 $ 27.2 $ 35.4
Adjustments 27.9 27.9
Adjusted Net Income $ 36.1 $ 27.2 $ 63.3
Illustrative Effects of Refinancing on LTM Net Income
Bright Horizons Presentation
Note: Reflects $100mm undrawn revolver; $790mm New Term Loan B at L+300, 1% floor, issued at 99 OID.
1 Adjustments to Net Income net of 40% illustrative tax rate. See Appendix for detail.
$ 90.3
1

27 Appendix A: Supplemental Materials Bright Horizons Presentation

Full-Service Center-Based Care
Supplemental Materials
Cost Plus (30% centers)
Employer-funded capex
No margin risk for Bright Horizons
Enrollment not a direct revenue driver
Profit and Loss (70% centers)
Client-funded start-up for single sponsors
(30% centers)
Higher margins reflecting enrollment risk
Quick ramp from development to maturity
Revenue Operating Models
$ 755
$ 769
$ 845
$ 904
2009 2010 2011 -
LTM 9/30

Back-Up Dependent Care
Supplemental Materials
Revenue Center-Based Back-Up Care
Bright Horizons is the leading provider of
dedicated back-up care centers and pioneered
the industry
Increases workforce productivity
Enhances employee retention rates
Reduces absenteeism
99% satisfaction rate by users
Employer purchases uses for its employees
24/7 contact center / web service allowing
employees to reserve in advance or at the last
minute
Access to a contracted network of in-home care
agencies and ~2,500 center-based providers in
locations where we do not otherwise have
centers with available capacity
Back-Up Care Advantage
$ 90
$ 99
$ 115
$ 126
2009 2010 2011 LTM - 9/30

Educational Advisory Services
Supplemental Materials
Revenue EdAssist
Employers spend $17 billion annually on tuition
assistance
Largely an unmanaged spend
Educational Advising eliminates wasteful tuition
spending
Also expedites degree completion, saving time and
money
Managed School Network offers higher value and
lower costs
Robust data analytics, consulting, and support
College Coach
$ 8
$ 10
$ 15
$ 17
2009 2010 2011 LTM - 9/30
Adding breadth and depth to work / life services
Saving for College (newborns – 8
th
graders)
Paying for College:  Financial Aid (9
th
–12 graders)
Paying for College:  Scholarships & Loans (9
th
–12 graders)
Homework & Study Skills (2
nd
– 6
th
graders)
Middle School Matters (5
th
– 8 graders)
The High School Plan (9
th
–
10
th
graders)`
Selecting the Right College (11
th
graders)
Preparing College Applications (12
th
graders)
th
th
th

Consolidated Historical Financial Performance
Supplemental Materials
Fiscal Year Ended December 31,
2009 2010 2011 LTM – 9/2012
($m)
Revenue:
Full-Service Center-Based Care $ 754.8 $ 769.2 $ 844.6 $ 903.6
Back-up Dependent Care 89.7 99.1 114.5 125.6
Other Educational Advisory 7.9 9.8 14.6 17.2
Total Revenue $ 852.3 $ 878.2 $ 973.7 $ 1,046.4
y/y% Growth - 3.0% 10.9% 10.4%
Gross Profit $ 179.5 $ 179.9 $ 207.2 $ 236.1
Margin 21.1% 20.5% 21.3% 22.6%
Selling, Gen. and Admin. Expenses $ 82.8 $ 83.6 $ 92.9 $ 118.7
% of Revenue 9.7% 9.5% 9.5% 11.3%
Amortization $ 30.0 $ 27.6 $ 27.4 $ 27.0
Income from Operations $ 66.8 $ 68.7 $ 86.8 $ 90.3
% of Revenue 7.8% 7.8% 8.9% 8.6%
Adjusted EBITDA $ 127.0 $ 132.2 $ 148.5 $ 171.2
Margin 14.9% 15.1% 15.3% 16.4%
1 y/y% growth rates for the LTM period calculated as year-over-year growth from LTM-9/30/2011 to LTM-9/30/2012; LTM-9/30/2011 Sales and Adjusted EBITDA of $947.6m and $144.6m, respectively.

Summary of Adjustments to EBITDA and Net Income
Supplemental Materials
Note:  Adjustments to Net Income net of 40% illustrative tax rate
Fiscal Year Ended December 31,
2009 2010 2011 LTM – 9/2012
Adjustments to EBITDA ($m)
EBITDA $ 120.1 $ 122.0 $ 143.1 $ 150.0
Straight Line Rent Expense 2.0 5.4 1.7 1.7
Stock Compensation Expense 2.3 2.4 1.2 17.0
Sponsor Management Fee 2.5 2.5 2.5 2.5
Total Adjustments $ 6.8 $ 10.3 $ 5.4 $ 21.2
Adjusted EBITDA $ 127.0 $ 132.2 $ 148.5 $ 171.2
Adjustments to Net Income ($m)
Net Income $(9.5) $(10.0) $ 4.8 $ 8.2
Stock Compensation Expense 2.3 2.4 1.2 17.0
Sponsor Management Fee 2.5 2.5 2.5 2.5
Amortization 30.0 27.6 27.4 27.0
Tax Effect (13.9) (13.0) (12.4) (18.6)
Adjusted Net Income $ 11.3 $ 9.5 $ 23.4 $ 36.1

Estimated Pro Forma Capitalization of Bright Horizons
Supplemental Materials
As of September 30, 2012 Current Pro Forma Maturity Call Date Call Price
Cash & Equivalents $ 45 $ 65
- - -
Tranche B Term Loans
346
-
May-2015
- -
Series C New Term Loans
85
- May-2017 - 101.00
Senior Subordinated Notes 300
- May-2018 May-2013 105.75
Senior Notes
192
- Nov-2018 May-2012 106.50
New Term Loan B -
$ 790
Jan-2020 - -
Total Senior Debt (net of OID) $ 914 $782
- - -
Net Debt
868 717
- - -
Adjusted EBITDA
$ 171 $ 171
- - -
Net Debt / Adj. EBITDA 5.1 x
4.2 x
Note:  Capitalization adjusted for (1) receipt of $233mm IPO proceeds, net of total fees and expenses of $22mm (2) application of net proceeds to retire $192mm Senior Notes plus accrued and unpaid interest through the redemption date, and to pay the $7.5mm sponsor termination fee and (3) $790mm New Term Loan B, net of total fees of $20mm, used to retire extant Tranche B Term Loans, Series C New Term
Loans, and Senior Subordinated Notes; for illustrative purposes, pro forma capitalization assumes 9/30 balance sheet.
Note:  Adj. EBITDA calculated as earnings before interest, taxes, depreciation, amortization, straight line rent expense, stock compensation expense, and sponsor management fee.

34 Bright Horizons Presentation A Family of Solutions at Work